Exhibit 99.2 BankUnited, Inc. Q1 2020 – Supplemental Information April 29, 2020

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. (“BankUnited,” “BKU” or the “Company”) with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates, ” "forecasts" or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions, including (without limitations) those relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, including as impacted by the COVID-19 pandemic. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward- looking statements. Information on these factors can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are available at the SEC’s website (www.sec.gov). 2

Our Response to the Pandemic • Provided access to branches while taking steps to protect customers and employees; 76% of branches moved to drive-through or lobby appointments only Supporting our • Digital solutions have helped to minimize business disruption • Customers Provided short-term funding for small to medium-sized business customers through the Paycheck Protection Program (PPP) • Granted extensions, deferrals and forbearance for certain customers; waived select fees • Temporarily halted new foreclosure actions on residential real estate • Seamless move to remote work environment; 97% of non-branch employees working remotely • Expanded employee benefits – increased medical benefits to cover all COVID-19 related expenses; increased PTO • Regular communications to keep employees healthy and engaged – CEO calls, status updates, Supporting our learning and development opportunities, well-being toolkits Employees • Access to employee assistance programs – nutrition, mental and physical wellness, financial awareness and education • Enhanced cleaning and personal protective measures for employees working at our corporate locations and branches • No furloughs to date • Business continuity plan led by executive management and operating as intended • Pro-active outreach to borrowers to assess COVID-19 impact • Segregated portfolio into risk segments for enhanced monitoring Prioritizing Prudent • Activated contingency funding plan Risk Management • Enhanced workout and recovery staffing and processes • Enhanced stress testing regimen • Established weekly cadence of Board of Directors meetings • Strong capital and liquidity ratios Managing from a • Consolidated CET 1 capital of 11.8% and Tier 1 leverage capital of 8.5% at March 31, 2020 Position of Strength • Same day available liquidity exceeding $8 billion 3

Our Strong Capital Position We are entering this cycle from a position of strength and believe we are well positioned to withstand a severe downtown. ($ in millions) • We stressed our March 31, 2020 portfolio using both the 2018 DFAST and 2020 DFAST severely adverse scenarios. Actual ACL and 2018 DFAST Severely 2020 DFAST Severely Required to be Regulatory Capital Adverse Projected Adverse Projected Considered Well Ratios at Losses and Capital Losses and Capital Capitalized March 31, 2020 Ratios (1) Ratios (1) Lifetime Expected Losses $ 251 $ 575 $ 445 Capital Ratios Tier 1 leverage 9.3% 8.6% 8.9% 5.0% CET 1 risk-based capital 12.9% 11.8% 12.2% 6.5% Total risk-based capital 13.7% 13.1% 13.5% 10.0% • The table summarizes projected lifetime losses under both DFAST scenarios and the pro-forma impact of immediate recognition of additional stressed losses on BankUnited N.A.’s regulatory capital ratios as of March 31, 2020. • Pro-forma regulatory capital ratios continue to exceed “well capitalized” guidelines. (1) The Pinnacle portfolio, which is a primarily investment grade municipal portfolio, was excluded from this stress testing exercise. 4

We Have Ample Liquidity • Available liquidity has Key Liquidity Ratios 12/31/19 3/31/20 4/21/20 remained stable leading up 30 Day Liquidity Ratio 1.8x 1.4x 1.6x to and through the period of the pandemic Loans to Deposits 95.1% 92.8% 94.7% • Deposits grew by $606 Wholesale Funding / Total Assets 25.3% 27.5% 26.8% million in the first quarter; $305 million of that growth was non-interest bearing $8.5BN $8.5BN DDA. Cash, $0.5 Cash, $0.7 • We will remain focused on FRB Discount FRB Discount DDA growth and aggressively Window Window reducing our cost of deposits $3.3 $3.3 in the second quarter and beyond FHLB Atlanta FHLB Atlanta $4.5 $4.3 Other, $0.2 Other, $0.2 March 31, 2020 April 21, 2020 5

Trended Deposit Portfolio Continuing to focus on transforming our deposit mix; NIDDA has grown 27% since December 31, 2018 ($ in millions) $28,000 $26,000 $25,001 $24,395 $23,679 $23,922 $23,956 $24,000 $23,474 Non- interest $4,295 $4,599 $22,000 $3,621 $3,765 $4,099 $4,127 Demand $20,000 Interest $1,771 $1,761 $1,831 $1,847 $2,131 $2,536 $18,000 Demand $16,000 $14,000 Money $11,262 $11,386 $10,911 $10,936 $10,622 $10,324 Market / $12,000 Savings $10,000 $8,000 $6,000 $4,000 $6,820 $6,767 $7,081 $7,046 $7,347 $7,542 Time $2,000 $0 Dec 18 Mar 19 Jun 19 Sep 19 Dec 19 Mar 20 Cost of 1.52% 1.67% 1.70% 1.67% 1.48% 1.36% Deposits 6

Reducing Cost of Deposits We have consistently priced down our deposit portfolio since the Fed began lowering interest rates in late 2019. Spot Average Annual Percentage Yield At December 31, 2019 At March 31, 2020 At April 17, 2020 (“APY”) Total non-maturity deposits 1.11% 0.83% 0.54% Total interest-bearing deposits 1.71% 1.35% 1.08% 7

CECL Impacted by the Pandemic CECL Methodology Underlying Principles Reasonable & Supportable Forecast Key Variables • The ACL under CECL represents • Our ACL estimate was informed • The models ingest numerous management’s best estimate at primarily by the Mid-Cycle national, regional and MSA level the balance sheet date of Baseline forecast issued by economic variables and data expected credit losses over the Moody’s on March 27, 2020. We points. Key data points include: life of the loan portfolio. chose to use a forecast issued as close to the end of the quarter • Unemployment rate • Required to consider historical as feasible. • Market Volatility Index information, current conditions (VIX) and a reasonable and • Assumes Real GDP decline of • Stock Price Index (S&P 500) supportable economic forecast. approximately 20% in Q2, • Real GDP unemployment rising to • A variety of interest rates • For most portfolio segments, approximately 9% in Q2, VIX and spreads BankUnited uses econometric approaching 60, and Y-O-Y • HPI models to project PD, LGD and decline in S&P 500 reaching a • CRE forecasts expected losses at the loan level low of near 30%. • CPI and aggregates those expected losses by segment. • Recovery begins in the second half of 2020; unemployment • Qualitative adjustments may be remains elevated into 2023. applied to the quantitative results. 8

Drivers of Change in the ACL under CECL ($ in millions) Economic Forecast Changes in Portfolio and Specific Assumption Reserves Day 1 Changes Adjustment • Changes in the • Majority reasonable • New loans related to and • Exits/runoff franchise supportable • Portfolio finance economic seasoning • Exacerbated forecast • Risk rating by COVID-19 migration ALLL ACL 12/31/19 3/31/20 %of Total 47 bps 1.08% Loans 9

Allocation of the Allowance for Credit Losses (ACL) ($ in millions) Allowance for Credit Losses Allowance for Credit Losses January 1, 2020 March 31, 2020 Total % of Loans Total % of Loans Residential and other consumer $ 19.3 0.34% $ 12.6 0.22% Commercial: Commercial real estate 16.7 0.22% 40.8 0.57% Commercial and industrial 83.6 1.12% 157.6 2.00% Pinnacle 0.4 0.03% 0.6 0.05% Franchise finance 9.0 1.44% 32.9 5.08% Equipment finance 7.0 1.02% 6.1 0.94% Total commercial 116.7 0.67% 238.0 1.36% Allowance for credit losses $ 136.0 0.59% $ 250.6 1.08% Asset Quality Ratios December 31, 2019 March 31, 2020 Non-performing loans to total loans (1) 0.88% 0.85% Non-performing assets to total assets 0.63% 0.61% Allowance for credit losses to non-performing loans (1) 53.07% 126.41% Provision for credit losses to average loans 0.04% 0.53% Net charge-offs to average loans (2) 0.05% 0.13% (1) Non-performing loans and assets include the guaranteed portion of non-accrual SBA loans totaling $49.1 million, or 0.21% of total loans and 0.15% of total assets, at March 31, 2020; compared to $45.7 million, or 0.20% of total loans and 0.14% of total assets, at December 31, 2019. (2) Annualized for the three month period. 10

Loan Portfolio At March 31, 2020 Prudently underwritten and well-diversified $23 billion loan portfolio ($ in millions) OOCRE (2) $1,918 8% Non-OOCRE (2) $4,923 Const and Land (2) 21% $207 Residential Commercial 1% $5,635 $17,549 24% 76% C&I (2) (3) Multi-Family $4,941 $1,968 21% 9% MWL $852 BFG- Equip(1) 4% BFG- Franchise $649 $648 3% SBF Pinnacle 3% $255 $1,188 1% 5% (1) Excludes operating lease equipment. (2) Excludes amounts from SBF. (3) Excludes amounts from Mortgage Warehouse Lending. 11

Loan Portfolio – Granular, Diversified Commercial & Industrial Portfolio At March 31, 2020 ($ in millions) • Includes $2.1 billion of owner- occupied real estate Industry Balance(1) Commitment % of Portfolio • Some key observations: Finance and Insurance $ 1,263 $ 1,865 18.0% • Educational services – well Wholesale Trade 805 1,143 11.4% Educational Services 633 663 9.0% established private colleges, Transportation and Warehousing 475 597 6.7% universities and high schools Health Care and Social Assistance 473 564 6.7% • Transportation and Manufacturing 377 519 5.4% warehousing – cruise lines, Admin and Support and Waste Management 350 398 5.0% aviation authorities, logistics Retail Trade 347 442 4.9% • Health care – larger physician Real Estate and Rental and Leasing 326 496 4.6% Information 297 434 4.2% practice management Professional, Scientific, and Technical Services 282 360 4.0% companies, HMO’s, mental Construction 277 429 3.9% health & substance abuse; no Accommodation and Food Services 241 298 3.4% small practices Other Services (except Public Administration) 231 272 3.3% • Arts and entertainment – Arts, Entertainment, and Recreation 212 260 3.0% Public Administration 209 228 3.0% stadiums, professional sports Utilities 161 238 2.3% teams, gaming Other 76 89 1.2% • Accommodation and food $ 7,035 $ 9,295 100% services – time share, direct food services businesses and concessionaires (1) Includes amounts from SBF. 12

Loan Portfolio – Commercial Real Estate (Breakdown by Property Type) At March 31, 2020 ($ in millions) Property Type Balance Commitment Wtd. Avg. DSCR Wtd. Avg. LTV % of Portfolio Office $ 2,074 $ 2,154 1.90 59.0% 28.8% Multifamily 2,073 2,187 1.65 56.4% 28.9% Retail 1,447 1,454 1.76 57.5% 20.2% Warehouse/Industrial 788 823 1.92 58.1% 11.0% Hotel 619 630 1.90 57.0% 8.6% Other 177 209 1.62 48.6% 2.5% $ 7,178 $ 7,457 1.79 57.4% 100% • Commercial real estate loans are secured by income-producing, non-owner occupied properties, typically with well capitalized middle market sponsors in our primary geographic footprint • Multifamily loans include approximately $1.5 billion in New York, of which approximately $1.1 billion is secured by properties in which some or all units are rent regulated. • 79% of the CRE portfolio has LTVs less than 65% • 84% of the retail segment and 78% of the hotel segment have LTVs less than 65% • We do minimal construction lending. Construction and land loans, included in the table, represent only 1% of the total loan portfolio. 13

Loan Portfolio – Modifications Summary Through April 20, 2020 ($ in millions) REQUESTS RECEIVED APPROVED • Granted extensions, deferrals, Count UPB % of Portfolio Count UPB % of Portfolio and forbearance to customers CRE - Property Type: impacted by COVID-19 Hotel 30 $505 90% 30 $505 90% Retail 83 576 43% 57 372 28% • To date, we have completed Office 15 251 13% 9 195 10% COVID related loan Industrial 8 80 11% 7 66 9% modification requests for: Multifamily 24 209 11% 20 171 9% Total 160 $1,621 24% 123 $1,309 19% • Over 1,400 loan C&I - Industry relationships Accommodation and Food Services 11 $85 38% 7 $36 16% • Approximately $2.6 Arts, Entertainment, and Recreation 6 44 20% 5 40 18% Retail Trade 4 51 15% 1 7 2% billion in loans Manufacturing 3 30 9% 2 27 7% • Modifications are typically Other 25 138 <7% 14 74 <4% Total 49 $348 5% 29 $184 3% structured as a 90 day deferral BFG - Equipment 11 $67 10% 9 $66 10% BFG - Franchise 146 $513 79% 144 $482 74% Smaller Balance Commercial Loans 408 $320 197 $112 Total Commercial 774 $2,869 502 $2,153 Residential (excl. govt. guaranteed loans) 974 $499 14

Loan Portfolio – Paycheck Protection Program (PPP) Through April 24, 2020 We have made a concerted effort to help our existing customers obtain a PPP loan Intake Phase I Phase II • Began accepting intake forms • During Phase I of PPP, of the • For Phase II of PPP, anticipate from customers on April 3, applications that qualified, 89% funding additional $150 million 2020 have successfully funded. We of PPP loans • Launched our digital portal on have funded approximately • Includes those we could not April 6, 2020 2,500 loans for $663 million. secure funding for during • Received over 3,000 • We helped protect Phase I applications (approximately approximately 81,000 jobs 2,800 loans were processed) 15

Loan Portfolio – Segments Identified for Heightened Monitoring At March 31, 2020 Moderate exposure to sectors most impacted by the pandemic ($ in millions) Criticized/ Segments of Interest Balance % of Total Loans Non Performing Pass Rated Classified Retail - CRE $ 1,447 6.2% $ 36 $ 11 98% Retail - C&I 347 1.5% 7 4 98% BFG - Franchise Finance 648 2.8% 272 38 58% Hotel 619 2.7% 38 22 94% Airlines 85 0.4% - - 100% Cruise line 71 0.3% - - 100% Energy(1) 46 0.2% - - 100% Total $ 3,263 14.1% $ 353 $ 75 89% • We contacted all borrowers in higher risk segments, and all remaining borrowers with exposure greater than $5 million to assess potential impact • Have and will continue to work with borrowers to provide relief in the form of deferrals and temporary forbearance • Expect many borrowers to benefit from government relief programs; airlines particularly are receiving significant relief • Notable sector commentary: • Cruise Lines – borrowers are companies with strong balance sheets; substantial majority are investment grade clients • Minimal exposure to high-risk construction lending • No consumer student loan, auto, home equity or credit card exposure (1) There is also exposure to energy in the operating lease portfolio, primarily railcars, totaling $291 million at March 31, 2020. 16

Loan Portfolio – Retail At March 31, 2020 ($ in millions) Retail - Commercial Real Estate Property Type Balance Key observations on the CRE segment: Retail - Unanchored $ 696 • No significant mall or “big box” Retail - Anchored 690 exposure Restaurant 28 • We estimate that Gas station 26 approximately 60% of the CRE Construction to perm 7 $ 1,447 retail portfolio is supported by businesses that we consider to be essential or moderately essential Retail – Commercial & Industrial Not Secured by Owner Occupied Industry Total Balance Real Estate Real Estate Gas station $ 1 $ 96 $ 97 Furniture stores 32 6 38 Health and personal care stores 25 4 29 Grocery stores 1 23 24 Vending machine operators 20 1 21 Specialty food stores 2 18 20 Florists 14 1 15 Automobile dealers 7 7 14 Electronic shopping and mail-order houses 12 1 13 Other 16 60 76 $ 130 $ 217 $ 347 17

Loan Portfolio – BFG Franchise Finance At March 31, 2020 ($ in millions) Portfolio Breakdown by Concept Restaurant Concepts Balance %of BFG Franchise • Fitness concepts may be under Burger King $ 67.1 10% Dunkin' Donuts 39.4 6% added stress due to social Sonic 27.9 4% distancing measures arising Domino's 26.2 4% from the pandemic Jimmy Johns 23.4 4% • QSR margins have been under Other 217.1 34% stress from rising labor costs $ 401.1 62% and disruption from food delivery services, but concepts Non-Restaurant Concepts Balance %of BFG Franchise that have adopted digital Planet Fitness $ 107.3 17% ordering, take-out and drive- Orange Theory Fitness 86.7 13% Other 52.6 8% thru models may be better $ 246.6 38% able to weather the current stress Portfolio Breakdown by Geography CA 17% FL 10% Other CO 58% 8% TX 7% 18

Loan Portfolio – Hotel At March 31, 2020 ($ in millions) Exposure by Flag • This sector is experiencing significant disruption and declines in revenue due to Other COVID-19 and social distancing Sheraton $89 Marriott measures $39 14% $171 • 77% of our exposure is in 6% 28% Florida, followed by 13% in New York IHG • Includes $60.9 million in SBA $57 loans of which $16.5 million is 9% guaranteed Hilton $86 Independent 14% $177 29% Total Portfolio: $619.5mm 19

Loan Portfolio – BFG Energy Exposure At March 31, 2020 ($ in millions) BFG Energy Portfolio • Our energy exposure is modest Balance • Assets in the operating lease Operating leases $ 291.3 Loan/Finance Lease 46.3 portfolio have useful lives that Total $ 337.6 span multiple economic cycles • Railcar fleet is 56% tank cars, 42% sand hoppers and 2% other Exposure by Asset Type Other 3% Marine 17% Aircraft 11% Rail 69% 20

Loan Portfolio – Residential At March 31, 2020 High quality residential portfolio consists of primarily prime jumbo mortgages with de-minimis charge-offs since inception as well as fully government insured assets Product Type FICO Distribution(1) Formerly Covered Govt 30 Yr <719 or 3% Insured Fixed 15 & 20 NA 14% 15% Year 17% 5/1 ARM Fixed 720-759 9% 10/1 10% >760 19% 7/1 ARM ARM 64% 27% 22% Breakdown by LTV(1) Breakdown by Vintage(1) More 2020 than 80% 2% 4% 2019 60% or 18% less Prior 26% 36% 71% - 2018 80% 61% - 12% 47% 70% 2017 23% 2016 16% 16% (1) Excludes government insured residential loans. FICOs are refreshed routinely. LTVs are typically based on valuation at origination. 21

Asset Quality – Non-Performing Asset Trends At March 31, 2020 Non-performing loans to total loans(1) Non-performing assets to total assets(1) Net charge-offs to average loans(2) 1.00% Guaranteed portion of non-accrual SBA loans 0.88% 0.85% 0.20% 0.75% 0.21% 0.63% 0.59% 0.61% 0.14% 0.08% 0.15% 0.50% 0.43% 0.06% 0.28% 0.68% 0.64% 0.25% 0.51% 0.49% 0.46% 0.37% 0.13% 0.05% 0.00% December 31, 2018 December 31, 2019 March 31, 2020 (1) Non-performing loans and assets exclude the guaranteed portion of non-accrual SBA loans totaling $49.1 million or 0.21% of total loans and 0.15% of total assets at March 31, 2020, $45.7 million or 0.20% of total loans and 0.14% of total assets at December 2019 and $17.8 million or 0.08% of total loans and 0.06% of total assets, at December 2018. (2) Net charge-off ratio is annualized for the three months ended March 31, 2020. 22

Asset Quality – Criticized and Classified Commercial Loans At March 31, 2020 ($ in millions) Commercial Real Estate Commercial & Industrial Special Mention Substandard Accruing $226.2 Substandard Non-accruing Doubtful $170.0 $107.6 $108.3 $106.8 $89.6 Dec 31, 2018 Dec 31, 2019 Mar 31, 2020 Dec 31, 2018 Dec 31, 2019 Mar 31, 2020 Franchise Finance Equipment Finance SBF(1) $272.2 $90.7 $74.5 $65.4 $54.0 $24.5 $23.9 $20.9 $12.4 Dec 31, 2018 Dec 31, 2019 Mar 31, 2020 Dec 31, 2018 Dec 31, 2019 Mar 31, 2020 Dec 31, 2018 Dec 31, 2019 Mar 31, 2020 (1) Includes the guaranteed portion of non-accrual SBA loans totaling $49.1 million, $45.7 million and $17.8 at March 31, 2020, December 31, 2019 and 23 December 2018, respectively.

Asset Quality – Non-Performing Loans by Portfolio Segment At March 31, 2020 ($ in millions) $205 $198 $62 $64 $130 $14 $21 $38 $34 $5 $12 $17 $65 $29 $50 $24 $38 $17 $19 $17 $7 December 31, 2018 December 31, 2019 March 31, 2020 Residential CRE C&I Equipment Franchise SBF(1) (1) Includes the guaranteed portion of non-accrual SBA loans totaling $49.1 million, $45.7 million and $17.8 at March 31, 2020, December 31, 2019 and December 2018, respectively. 24

Asset Quality – Delinquencies At March 31, 2020 Delinquencies have not increased materially since March 31, 2020, helped by modifications ($ in millions) 30-59 Days PD $29.8 Dec 31, 2018 60-89 Days PD $5.5 90 Days+ PD $30.1 30-59 Days PD $63.2 Dec 31, 2019 60-89 Days PD $21.7 90 Days+ PD $105.9 30-59 Days PD $128.8 Mar 31, 2020 60-89 Days PD $13.0 90 Days+ PD $128.7 Residential & Other Cons(1) CRE C&I Franchise Equipment (1) Excludes government insured residential loans. 25

Investment Securities AFS No credit losses expected on the $7.8 billion portfolio; unrealized losses attributable primarily to widening spreads - valuations have started to recover since March 31, 2020 ($ in millions) Portfolio Composition Ratings Distribution Other US govt Not rated State and 3% 1% municipal and agency obligations CLOs 37% 3% 14% Gov Resi real estate 37% AAA lease- 53% backed Private Private securities label label 7% CMBS RMBS and AA 21% CMOs A 7% 15% 2% December 31, 2019 March 31, 2020 April 22, 2020 (1) Net Unrealized Net Unrealized Net Unrealized Portfoio Gain (Loss) Fair Value Gain (Loss) Fair Value Gain (Loss) Fair Value US Government and Agency $ 11 $ 2,826 $ (24) $ 2,894 $ 3 $ 2,877 Private label RMBS and CMOs 11 1,012 (12) 1,174 (4) 1,182 Private label CMBS 5 1,725 (124) 1,605 (118) 1,610 Residential real estate lease-backed securities 3 470 (21) 529 (4) 546 CLOs (8) 1,197 (75) 1,095 (70) 1,099 State and Municipal Obligations 15 273 15 271 14 270 Other 1 196 (9) 254 (4) 262 Total $ 38 $ 7,699 $ (250) $ 7,822 $ (183) $ 7,846 (1) Investments available for sale held at March 31, 2020 valued as of April 22, 2020. 26

Investment Securities – Asset Quality of Select Non-Agency Securities At March 31, 2020 Strong credit enhancement levels on CLOs and CMBS A Collateralized Loan Obligations (CLOs) 3% AA Subordination Wtd. Avg. 12% Rating Min Max Avg Stress Scenario Loss AAA 36.03 48.09 42.06 21.00 AA 27.77 40.29 34.03 22.32 A 25.55 29.37 27.46 23.94 AAA Total 29.78 39.25 34.52 21.27 85% Private Label Commercial Mortgage-Backed Securities (CMBS) A AA 5% 12% Subordination Wtd. Avg. Rating Min Max Avg Stress Scenario Loss AAA 25.72 80.27 53.00 12.27 AA 30.37 85.85 58.11 12.28 AAA A 21.50 73.64 47.57 13.45 83% Total 25.86 79.92 52.89 13.24 27